Exhibit 14(c)

                               ALPHA SELECT FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Alpha Select Funds (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Stephen J. Kneeley, Robert DellaCroce, James W. Jennings and John H. Grady, Jr., each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares by Mercury Target Select Equity Fund, Inc., ("Mercury") in connection with the Master-Feeder arrangement between the Trust and Mercury under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                       Date: November 17, 2000
    /s/ Robert E. Turner                                   -------------------
----------------------------------
Robert E. Turner, Trustee

                               ALPHA SELECT FUNDS

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Alpha Select Funds (the "Trust"), each a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Stephen
J. Kneeley, Robert DellaCroce, James W. Jennings and John H. Grady, Jr., each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares by Mercury Target Select Equity Fund, Inc., ("Mercury") in connection with the Master-Feeder arrangement between the Trust and Mercury under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                                       Date: November 17, 2000
    /s/ Ronald W. Filante                                   -------------------
----------------------------------
Ronald W. Filante, Trustee

                               ALPHA SELECT FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Alpha Select Funds (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Stephen J. Kneeley, Robert DellaCroce, James W. Jennings and John H. Grady, Jr., each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares by Mercury Target Select Equity Fund, Inc., ("Mercury") in connection with the Master-Feeder arrangement between the Trust and Mercury under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                                       Date: November 17, 2000
    /s/ Katherine R. Griswold                              -------------------
---------------------------------------
Katherine R. Griswold, Trustee

                               ALPHA SELECT FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Alpha Select Funds (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Stephen J. Kneeley, Robert DellaCroce, James W. Jennings and John H. Grady, Jr., each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares by Mercury Target Select Equity Fund, Inc., ("Mercury") in connection with the Master-Feeder arrangement between the Trust and Mercury under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                                       Date: November 17, 2000
    /s/ Alfred C. Salvato                                  -------------------
-----------------------------------
Alfred C. Salvato, Trustee

                               ALPHA SELECT FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Alpha Select Funds (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Robert DellaCroce, James W. Jennings and John H. Grady, Jr., each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares by Mercury Target Select Equity Fund, Inc., ("Mercury") in connection with the Master-Feeder arrangement between the Trust and Mercury under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                                       Date: November 17, 2000
    /s/ Stephen J. Kneeley                                 -------------------
-------------------------------------
Stephen J. Kneeley, President
& Chief Executive Officer

                               ALPHA SELECT FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Alpha Select Funds (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Stephen J. Kneeley, Kevin P. Robins, James W. Jennings and John H. Grady, Jr., each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares by Mercury Target Select Equity Fund, Inc., ("Mercury") in connection with the Master-Feeder arrangement between the Trust and Mercury under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                                       Date: November 20, 2000
    /s/ Robert DellaCroce                                  -------------------
------------------------------------------
Robert DellaCroce, Controller and
Chief Financial Officer